RELEASE OF ASSUMED DEBT AND TERMINATION OF SECURITY INTEREST



                  THIS RELEASE OF ASSUMED DEBT AND TERMINATION OF SECURITY INTEREST (this "Agreement") dated as of the 10th day of October, 1996 is made by BANKERS TRUST COMPANY, a New York corporation having an office at Four Albany Street, New York, New York 10006 (the "Trustee") for the benefit of O&Y NY BUILDING CORP., a Delaware corporation, and O&Y EQUITY COMPANY, L.P., a Delaware limited partnership, as debtor and debtor in possession, each having an address at c/o Olympia & York (U.S.A.), 237 Park Avenue, New York, New York 10017 (collectively, the "O&Y Partners").

                              W I T N E S S E T H :

                  WHEREAS, 237 Park Avenue Associates, L.L.C. and 1290 Associates, L.L.C. (collectively, the "Debtors") were the debtors under Chapter 11 Case Nos. 96B42177 and 96B42178 filed with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court");

                  WHEREAS, in accordance with the order entered by the Bankruptcy Court confirming the joint plan of reorganization of the Debtors under Chapter 11 of the United States Bankruptcy Code (the "Plan of Reorganization") (i) the O&Y Partners assumed the obligations of the Debtors to repay $60,000,000 of the principal, interest, fees and charges due and owing as of April 23, 1996 (the "Petition Date") under the Indenture, the Existing Notes and all documents and instruments related thereto (the "237 Assumed Debt") pursuant to the 237 Assumption and Security Agreement, (ii) the Debtors merged into 237/1290 Upper Tier Associates, L.P., a Delaware limited partnership (the "Company"), which thereby became the obligor under the Existing Notes, and (iii) the O&Y Partners assumed the obligation of the Company to repay the portion of the $902,603,492 outstanding principal balance under the Indenture

C/M:  11764.0001 346148.7
as of the Petition Date and all interest, fees and charges due and owing as of such date under the Indenture, the Existing Notes and all documents and instruments related thereto in excess of $700,000,000 (after giving affect to the prior assumption of the 237 Assumed Debt), and all interest and other charges which may hereafter accrue thereon (the "1290 Assumed Debt") pursuant to the 1290 Assumption and Security Agreement; and

                  WHEREAS, pursuant to the Plan of Reorganization and the order confirming such plan, the Trustee is executing this Agreement to evidence its agreement to release the O&Y Partners from their obligation to repay the 237 Assumed Debt and the 1290 Assumed Debt and to terminate the security interests granted by the O&Y Partners to the Trustee in the 237 Assumption and Security Agreement and the 1290 Assumption and Security Agreement to secure their obligation to repay the 237 Assumed Debt and the 1290 Assumed Debt.

                  NOW THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the O&Y Partners and the Trustee agree as follows:

                  1. Definitions. All capitalized terms not defined herein shall be as defined in the Plan of Reorganization.

                  2. Release of Assumed Debt and Security Interests. The 237 Assumption and Security Agreement and the 1290 Assumption and Security Agreement are hereby terminated, discharged, cancelled and declared to be of no further force or effect and the Trustee (for itself and on behalf of the Noteholders) hereby forever releases the O&Y Partners from the 1290 Assumed Debt and the 237 Assumed Debt and any and all liabilities or obligations thereunder whether past, present or future.

                  3. Release of Collateral. The Trustee agrees to execute, deliver and file such termination statements and other instruments as shall be required under the Plan of Reorganization for purposes of releasing each of the Collateral (as defined in the 237 Assumption and Security Agreement and

                                       -2-
C/M:  11764.0001 346148.7
the 1290 Assumption and Security Agreement) and the Trustee's security interests therein.

                  4. Binding Effect; Benefits. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the O&Y Partners and their respective successors, assigns, heirs and legal representatives.

                  5. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed in New York.

C/M:  11764.0001 346148.7

                  IN WITNESS WHEREOF, the Trustee and the O&Y Partners have caused this Agreement to be duly executed as of the day and year first written above.

                                  BANKERS TRUST COMPANY, as Trustee

                                  By:
                                       Name:
                                       Title:



                                  O&Y NY BUILDING CORP.,

                                  By:
                                       Name:
                                       Title:

                                  O&Y EQUITY COMPANY, L.P., as debtor and debtor in possession

                                  By:  O&Y Equity General Partner Corp.,
                                       General Partner

                                       By:
                                            Name:
                                            Title:


C/M:  11764.0001 346148.7